Credit Facilities	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Credit Facilities
Credit Facilities
Silicon Valley Bank Credit Agreement
On November 17, 2014, Pluralsight, LLC and PL Studios, LLC entered into the amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”) with a lending syndicate, which was led by Silicon Valley Bank. The agreement provided for a total term loan of $100.0 million and a revolving line of credit of up to $10.0 million, which was used to finance the acquisitions of Code School LLC and Smarterer, Inc. (“Smarterer”).
Under the terms of the Second Amended and Restated Credit Agreement, Pluralsight, LLC and PL Studios, LLC were required to maintain compliance with certain negative and affirmative covenants, including financial covenants and covenants relating to the incurrence of other indebtedness, the occurrence of a material adverse change, the maintenance of depository accounts, the disposition of assets, mergers, acquisitions, investments, the granting of liens, and the payment of dividends. On March 1, 2017, the Company entered into a waiver and amendment to the Second Amended and Restated Credit Agreement with its lenders, which provided a waiver on certain events of default that occurred in fiscal quarter ended September 30, 2016, for failure to comply with the consolidated total leverage ratio covenant. The Second Amended and Restated Credit Agreement was secured with a lien against substantially all of the assets of the Company.
The outstanding borrowings under the Second Amended and Restated Credit Agreement of $82.5 million were repaid in full in June 2017. The repayment of the borrowings was deemed an extinguishment of the debt. The difference between the amounts paid to extinguish the debt and the net carrying amount on the date of extinguishment was recorded as a loss on extinguishment of $1.9 million in the consolidated statement of operations for the year ended December 31, 2017.
Guggenheim Credit Agreement
In June 2017, the Company entered into a new long-term debt facility with Guggenheim Corporate Funding, LLC pursuant to a credit agreement (the “Guggenheim Credit Agreement”), consisting of a term loan facility of $115.0 million and a revolving credit facility of $5.0 million from Guggenheim Corporate Funding, LLC. Upon signing the Guggenheim Credit Agreement, the Company borrowed the $115.0 million term loan capacity available and used the majority of the proceeds to repay the full outstanding borrowings of $82.5 million under the Second Amended and Restated Credit Agreement with Silicon Valley Bank.
In February 2018, the Company entered into a first amendment to the Guggenheim Credit Agreement and increased its term loan facility and its borrowings thereunder by an additional $20.0 million. In connection with the amendment, the Company issued warrants to the lenders to purchase 424,242 Class A common units at a per unit exercise price of $8.25 (see Note 9—Stockholders’ Equity). The warrants were measured at the estimated fair value of $1.0 million on the date of issuance and were recorded as debt issuance costs, which will be amortized to interest expense over the remaining term of the debt facility.
Under the terms of the Guggenheim Credit Agreement, the Company was required to maintain compliance with certain negative and affirmative covenants, including financial covenants and covenants relating to the incurrence of other indebtedness, the occurrence of a material adverse change, the disposition of assets, mergers, acquisitions and investments, the granting of liens, and the payment of dividends. In addition, on a quarterly basis, the Company was required to maintain a maximum ratio of indebtedness to total recurring revenue for the most recent trailing twelve-month period ranging from 0.55 to 1 to 0.65 to 1. The Company was also required to maintain $10.0 million in liquidity, including amounts available under revolving loan commitments as of the last day of any calendar month. The Guggenheim Credit Agreement was secured with a lien against substantially all of the assets of the Company.
Interest accrued under the credit agreement at an adjusted LIBOR rate plus 8.50%. Adjusted LIBOR was defined as greater LIBOR rate in effect for each interest period divided by 1 minus the Statutory Reserves (if any) for such Eurodollar borrowing for such interest period, and with respect to the term loan only, a minimum LIBOR floor of 1.00%. Under these borrowings, the Company elected to pay 2.50% of the interest due on each interest payment date in-kind rather than in cash. The borrowings were subject to a prepayment premium of 3.00% if repaid within the first year of the credit agreement, provided that the prepayment premium was reduced by 50% if repayment occurred in connection with an IPO or upon a change of control on or after the first anniversary of the Guggenheim Credit Agreement.
The interest rate on the term loan at December 31, 2017 was 10.20%. The Company was required to pay an unused revolving loan fee of 0.50% per annum. As of December 31, 2017, the Company had no outstanding revolving loans. The principal borrowings under the term loan facility were due in full on the maturity date of June 12, 2023. The maturity date of the revolving loan was June 12, 2022.
A portion of the net proceeds from the IPO were used to repay the outstanding principal balance of $137.7 million and extinguish the Guggenheim Credit Agreement in May 2018. The Company incurred a loss on debt extinguishment of $4.1 million in connection with the repayment. The Company’s debt consisted of the following (in thousands):

As of December 31, 2017

Principal borrowings outstanding	$116,620
Less: Debt issuance costs, net of amortization	(583)
Net carrying amount	$116,037

Related Party Notes Payable
In connection with the acquisition of Smarterer on November 17, 2014, Pluralsight, LLC issued notes payable of $25.0 million to Smarterer equity holders, who as a result of the acquisition became employees of the Company. The notes accrued interest at 5.00% per annum computed on the basis of a 365-day year for actual days elapsed. During the year ended December 31, 2016, the Company incurred interest of $0.1 million in connection with the notes.
Of the total notes payable of $25.0 million, $5.6 million was contingent upon the continued service of certain of the Company’s employees. This contingent consideration in which payments are automatically forfeited if employment terminates were for post-combination services. As a result, the amount contingent upon continued service was recorded as compensation over the service period, which was $0.4 million during the year ended December 31, 2016. The final payments of these notes were made during 2016. The portion of the related party notes payable that relates to post-combination services is reflected within operating activities within the consolidated statements of cash flows.